SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	July 30, 2003

(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:	(408) 235-5500

Item 12. Results of Operations and Financial Condition.

On July 30, 2003, Terayon Communication Systems, Inc. (Company) announced via press release the Company’s preliminary results for the second quarter ended June 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 7. Exhibits.

99.1	Press Release, dated as of July 30, 2003, entitled Terayon Reports Second Quarter 2003 Financial Results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.

	By:	/s/ Zaki Rakib

Zaki Rakib Chief Executive Officer
Date: July 31, 2003

INDEX OF EXHIBITS

99.1	Press Release, dated as of July 30, 2003, entitled Terayon Reports Second Quarter 2003 Financial Results.